Contingent Payments	9 Months Ended
Sep. 30, 2023
Disclosure of contingent liabilities in business combination [abstract]
Contingent Payments

15. CONTINGENT PAYMENTS
In connection with the Sunrise Acquisition, Cenovus agreed to make quarterly variable payments, up to $600 million, from SOSP to bp Canada for up to eight quarters subsequent to August 31, 2022, when the average Western Canadian Select (“WCS”) price in a quarter exceeds $52.00 per barrel. The quarterly payment is calculated as $2.8 million plus the difference between the average WCS price less $53.00 multiplied by $2.8 million, for any of the eight quarters the average WCS price is equal to or greater than $52.00 per barrel. If the average WCS price is less than $52.00 per barrel, no payment will be made for that quarter. The maximum payment over the remaining four quarters of the contract is $301 million.
The variable payment will be re-measured to fair value at each reporting date, with changes in fair value recorded to re-measurement of contingent payments in the Consolidated Statements of Earnings (Loss).
Payments made during the nine months ended September 30, 2023, totaled $207 million for the quarterly payment periods ending November 30, 2022, February 28, 2023, and May 31, 2023.

Total
As at December 31, 2022	419
Liabilities Settled or Payable	(207)
Re-measurement	83
As at September 30, 2023	295